EXHIBIT 10.1

FIRST AMENDMENT, WAIVER AND COMMITMENT INCREASE AGREEMENT
THIS FIRST AMENDMENT, WAIVER AND COMMITMENT INCREASE AGREEMENT, effective as of August 3, 2017 (this “Amendment”), is by and among GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT III, INC., a Maryland corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto as Existing Lenders (the “Existing Lenders”), the Person identified on the signature pages hereto as a New Lender (individually a “New Lender” and, together with the Existing Lenders, the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and KEYBANK, NATIONAL ASSOCIATION, as a Swing Line Lender and a L/C Issuer.
W I T N E S E T H
WHEREAS, a $500,000,000 (which amount may be increased to the amount of $1,000,000,000) credit facility consisting of (a) a revolving credit facility in an amount of Three Hundred Million Dollars ($300,000,000) (the “Revolving Credit Facility”) and (b) a term loan facility in the amount of Two Hundred Million Dollars ($200,000,000) (the “Term Loan Facility” and together with the Revolving Credit Facility, the “Credit Facilities”) was established pursuant to that Credit Agreement dated as of February 3, 2016 (as amended and modified, the “Existing Credit Agreement”) among the Borrower, the Parent, certain subsidiaries of the Parent identified therein as Guarantors, the Lenders identified therein, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and KeyBank, National Association, as a Swing Line Lender and a L/C Issuer;
WHEREAS, the Borrower has requested an increase in the Term Loan Facility in an aggregate amount equal to $50,000,000 pursuant to the provisions of Section 2.01(e) of the Credit Agreement (the “Incremental Term Loan”) and the New Lender has agreed to provide such Incremental Term Loan;
WHEREAS, the Required Lenders have agreed to amend the Existing Credit Agreement and waive certain provisions thereof, on the terms and conditions provided herein;
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1    Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2    Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO
EXISTING CREDIT AGREEMENT

SUBPART 2.1    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order to read as follows:

“Incremental Term Loan” has the meaning set forth in Section 2.01(d).

“Incremental Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Incremental Term Loan to the Borrower pursuant to Section 2.01(d) and the other terms and conditions of this Agreement, in the principal amount set forth opposite such Lender’s name on Schedule 2.01, as such amounts may be adjusted from time to time in accordance with this Agreement.

“Initial Term Loan” has the meaning set forth in Section 2.01(d).

“Initial Term Loan Commitment” means, as to each Lender, its obligation to make its portion of the Initial Term Loan to the Borrower pursuant to Section 2.01(d) and the other terms and conditions of this Agreement, in the principal amount set forth opposite such Lender’s name on Schedule 2.01, as such amounts may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Initial Term Loan Commitment was $200,000,000.

“Integrated Facilities” means any Real Property Asset with mixed uses consisting of both (i) assisted living and independent living properties and (ii) skilled nursing facilities, but specifically excluding medical office buildings and life science buildings.
SUBPART 2.2    The definition of “Capitalization Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Capitalization Rate” means for (i) medical office buildings and life science buildings, 7.5%; (ii) assisted living and independent living properties, 7.75%; (iii) skilled nursing facilities and hospitals, 10.25% and (iv) Integrated Facilities, 8.75%.
SUBPART 2.3    The definition of “Term Loan Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan to the Borrower pursuant to Section 2.01(d), in the principal amount set forth opposite such Term Loan Lender’s name on Schedule 2.01; provided that, at any time after funding of a Term Loan, the determination of “Required Lender” shall also be based on the Outstanding Amount of such Term Loan. The aggregate principal amount of the Term Loan Commitments of all of the Term Loan Lenders as in effect on the Closing Date was Two Hundred Million Dollars ($200,000,000) and the aggregate principal amount of the Term Loan Commitments of all of the Term Loan Lenders as in effect on the First Amendment Effective Date is Two Hundred Fifty Million Dollars ($250,000,000).
SUBPART 2.4    Section 2.01(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)    Term Loan. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Term Loan Lender severally, but not jointly, agrees to fund (a) its pro rata share of a term loan to the Borrower (the “Initial Term Loan”) on the Closing Date in an aggregate amount not to exceed such Term Loan Lender’s Initial Term Loan Commitment and (b) its pro rata share of an incremental term loan to the Borrower (the “Incremental Term Loan”) on the First Amendment Effective Date in an aggregate amount not to exceed such Term Loan Lender’s Incremental Term Loan Commitment; provided, that after giving effect to any Borrowing under the Term Loan, the outstanding amount of the Term Loan shall not exceed the total Term Loan Commitment. Term Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein. Term Loans may be repaid in whole or in part at any time but amounts repaid on the Term Loan may not be reborrowed. The Incremental Term Loan shall be made in the form of an additional Term Loan.  The Incremental Term Loan shall be made subject to the same terms and conditions as the Initial Term Loans, including, without limitation, the Term Loan Maturity Date.

SUBPART 2.5    Section 4.02(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    No Default or Event of Default shall have occurred and be continuing immediately before the making of such Extension of Credit and no Default shall exist immediately thereafter;
SUBPART 2.6    Section 6.12(b) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)    Consolidated Secured Leverage Ratio. The Credit Parties shall cause the Consolidated Secured Leverage Ratio, as of the end of any fiscal quarter, to be equal to or less than forty percent (40%).
SUBPART 2.7    Schedule 2.01 of the Existing Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I.

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1    First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2    Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Parent, the Subsidiary Guarantors, Lenders constituting Required Lenders (as defined in the Existing Credit Agreement), the New Lender and the Administrative Agent.

SUBPART 3.3    Execution of Notes. The Administrative Agent shall have received new or amended and restated Notes (to the extent requested by the Lenders) duly executed by the Borrower to reflect the Incremental Term Loan hereunder.
SUBPART 3.4    Opinions of Counsel. The Administrative Agent shall have received opinions of counsel, in form and substance reasonably satisfactory to the Administrative Agent, of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) Venable LLP, special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.
SUBPART 3.5    Officer’s Certificates. The Administrative Agent shall have received certificates of responsible officers or directors (as appropriate based on the applicable jurisdiction of organization) of the Credit Parties (i) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Amendment, and authorizing the execution and delivery thereof (which in each case may be included in the resolutions approving the Credit Agreement and the transactions contemplated thereby), certified by a secretary or assistant secretary to be true and correct as of the date hereof; (ii) certifying that, before and after giving effect to such Incremental Term Loan, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment and the establishment of the Incremental Term Loan hereunder and (iii) certifying that, before and after giving effect to such Incremental Term Loan, the representations and warranties of each Credit Party contained in Article V of the Existing Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
SUBPART 3.6     Amendment to Fee Letter. Receipt by the Administrative Agent of an amendment to that certain Fee Letter dated as of October 21, 2015, duly executed by MLPFS, Bank of America and the Borrower.

SUBPART 3.7    Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of (i) all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the First Amendment Effective Date and (ii) all fees, including but not limited to arrangement and upfront fees required under any engagement letter or fee letter due in connection with the syndication of the commitments to fund such Incremental Term Loan.

PART 4
WAIVER

Subject to the occurrence of the First Amendment Effective Date, the Lenders hereby waive, effective as of the date and time the NC Entities Default (as defined below) is deemed to have occurred, the Event of Default caused by the Borrower failure to comply with Section 7.08(c) of the Existing Credit Agreement by providing ten (10) days prior written notice to the Administrative Agent of (a) the change in name of: (i) GAHC3 Mooresville NC ALF, LLC to GAHC3 Mooresville NC ALF, LP, (ii) GAHC3 North Raleigh NC ALF, LLC to GAHC3 North Raleigh NC ALF, LP, (iii) GAHC3 Wake Forest NC ALF, LLC to GAHC3 Wake Forest NC ALF, LP and (iv) GAHC3 Clemmons NC ALF, LLC to GAHC3 Clemmons NC ALF, LP and (b) the change in form of organization from Delaware limited liability companies to Delaware limited partnerships with respect to each of the foregoing entities (collectively, the “NC Entities Default”). The waiver of the NC Entities Default is a one-time waiver and shall be effective only in the specific circumstance provided for above and only for the purpose for which given. Except as waived pursuant to the terms of this Part 4 or amended pursuant to Part 2, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

PART 5
LENDER JOINDER

From and after the First Amendment Effective Date, by execution of this Amendment, the New Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Person will be deemed to be a party to the Existing Credit Agreement (as amended hereby) and a “Term Loan Lender” and a “Lender” for all purposes of the Existing Credit Agreement (as amended hereby), and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Existing Credit Agreement (as amended hereby). Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Lenders contained in the Existing Credit Agreement (as amended hereby).

PART 6
MISCELLANEOUS

SUBPART 5.1    Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 5.2    Representations and Warranties. Each Credit Party hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 5.3    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Amendment.

SUBPART 5.4    Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 5.5    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.6    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 5.7     Affirmation. Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement, as otherwise waived, consented to and amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

SUBPART 5.8    No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit

Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as otherwise provided for in this Amendment, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GRIFFIN-AMERICAN HEALTHCARE REIT III HOLDINGS, LP, a Delaware limited partnership

By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

	By:	/s/ Brian S. Peay
		Name:	Brian Peay
		Title:	CFO

PARENT:	GRIFFIN-AMERICAN HEALTHCARE REIT III, INC.,
a Maryland corporation

By:	/s/ Brian S. Peay
	Name:	Brian Peay
	Title:	CFO

SUBSIDIARY

GUARANTORS:	GAHC3 LITHONIA GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings,
LP, a Delaware limited partnership,
its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 STOCKBRIDGE GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 STOCKBRIDGE GA MOB II, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 STOCKBRIDGE GA MOB III, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 ACWORTH GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 LEE’S SUMMIT MO MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings,
LP, a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 WICHITA KS MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 DELTA VALLEY ALF PORTFOLIO, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 MOUNT DORA FL MOB II, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 MT. JULIET TN MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 HOMEWOOD AL MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 GLEN BURNIE MD MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 MARIETTA GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 MARIETTA GA MOB II, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 NAPA MEDICAL CENTER, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 CHESTERFIELD CORPORATE PLAZA, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 BATESVILLE MS ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT
III, Inc., a Maryland corporation,
its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 CLEVELAND MS ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 LONGVIEW TX MEDICAL PLAZA, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	Chief Financial Officer

GAHC3 LONGVIEW TX INSTITUTE MOB, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	Chief Financial Officer

GAHC3 LONGVIEW TX CSC MOB, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 LONGVIEW TX OCCUPATIONAL MOB, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 LONGVIEW TX OUTPATIENT MOB I, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 LONGVIEW TX OUTPATIENT MOB II, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 MARSHALL TX MOB, LLC,
a Delaware limited liability company

By:	GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 SOUTHGATE KY MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 SOMERVILLE MA MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 MORRISTOWN NJ MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 VERONA NJ MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 BRONX NY MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Independence MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 SPRINGDALE AR ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Delta Valley ALF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 OLYMPIA FIELDS IL MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Mount Olympia MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 COLUMBUS OH MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Mount Olympia MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 MOUNT DORA FL MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Mount Olympia MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 MOORESVILLE NC ALF, LP,
a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 NORTH RALEIGH NC ALF, LP,
a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WAKE FOREST NC ALF, LP,
a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 DURANGO CO MEDICAL CENTER, LLC,
a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 KELLER TX MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WHARTON TX MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 FRIENDSWOOD TX MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Orange Star Medical Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 KINGWOOD TX MOB I, LLC,
a Delaware limited liability company

By:	GAHC3 Kingwood MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 KINGWOOD TX MOB II, LLC,
a Delaware limited liability company

By:	GAHC3 Kingwood MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WATERLOO IL MOB & IMAGING CENTER, LLC,
a Delaware limited liability company

By:	GAHC3 Southern Illinois MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WATERLOO IL SURGERY CENTER, LLC,
a Delaware limited liability company

By:	GAHC3 Southern Illinois MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WATERLOO IL DIALYSIS CENTER, LLC,
a Delaware limited liability company

By:	GAHC3 Southern Illinois MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 95TH NAPERVILLE IL MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Naperville MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 OGDEN NAPERVILLE IL MOB, LLC,
a Delaware limited liability company

By:	GAHC3 Naperville MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 SOUTHLAKE TX HOSPITAL, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 VOORHEES NJ MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 OMAHA NE ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Nebraska Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 BENNINGTON NE ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Nebraska Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 BRAINTREE MA SNF, LLC,
a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 BRIGHTON MA SNF, LLC,
a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 DUXBURY MA SNF, LLC,
a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 HINGHAM MA SNF, LLC,
a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WEYMOUTH MA SNF, LLC,
a Delaware limited liability company

By:	GAHC3 Fox Grape SNF Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 NORWICH CT MOB I, LLC,
a Delaware limited liability company

By:	GAHC3 Norwich CT MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 NORWICH CT MOB II, LLC,
a Delaware limited liability company

By:	GAHC3 Norwich CT MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 PREMIER NOVI MI MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 HOBART IN ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 EKHART IN ILF, LLC,
a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 EKHART IN ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 NILES MI ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 BOYERTOWN PA ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 YORK PA ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WASHINGTON DC SNF, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 PALMYRA PA ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Pennsylvania Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 JOPLIN MO MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 AUSTELL GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 MIDDLETOWN OH MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 CLEMMONS NC ALF, LP,
a Delaware limited partnership

By:	GAHC3 North Carolina ALF Portfolio GP, LLC,
a Delaware limited liability company, its General Partner

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 LAPORTE IN ALF, LLC,
a Delaware limited liability company

By:	GAHC3 Mountain Crest Senior Housing Portfolio, LLC,
a Delaware limited liability company, its Sole Member

	By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

		By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

			By:	/s/ Brian S. Peay
				Name:	Brian Peay
				Title:	CFO

GAHC3 WESTBROOK CT MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 SNELLVILLE GA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

GAHC3 NEW LONDON CT MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT III Holdings, LP,
a Delaware limited partnership, its Sole Member

	By:	Griffin-American Healthcare REIT III, Inc.,
a Maryland corporation, its General Partner

		By:	/s/ Brian S. Peay
			Name:	Brian Peay
			Title:	CFO

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Its:	SVP

S-2

EXISTING LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Its:	SVP

S-3

KEYBANK, NATIONAL ASSOCIATION, as a Lender
and a L/C Issuer

By:	/s/ Joe Schober
Name:	Joe Schober
Its:	Vice President

S-4

FIRST BANK, a Missouri state chartered bank, as a Lender

By:
Name:
Its:

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Its:	Vice President

FIFTH THIRD BANK, an Ohio Banking Corporation, as a Lender

By:	/s/ John Kong
Name:	John Kong
Its:	Officer

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Michael Shiferaw
Name:	Michael Shiferaw
Its:	Senior Vice President

S-5

NEW LENDER:

BANK OF THE WEST, A CALIFORNIA BANKING CORPORATION, as a Lender

By:	/s/ Benjamin Arroyo
Name:	Benjamin Arroyo
Its:	Vice President

By:	/s/ Cris Galvez
Name:	Cris Galvez
Its:	Vice President

S-6